UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

Sajan, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51560	41-1881957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Whitetail Blvd.
River Falls, Wisconsin		54022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (715) 426-9505

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  On March 28, 2011, Sajan, Inc.’s Board of Directors appointed Mr. Benjamin F. Allen as a director of the registrant effective April 4, 2011.  Mr. Allen has been determined by the registrant’s Board of Directors to qualify as an “independent director” under The Marketplace Rule of The NASDAQ Stock Market.  Mr. Allen will stand for re-election to the Board of Directors at the registrant’s next annual meeting of shareholders.

Mr. Allen previously served as Chief Executive Officer and as Chief Operating Officer of Kroll, Inc., a risk mitigation technologies and services company and before that as President and CEO of Kroll Ontrack, Inc., a technology services company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAJAN, INC.
(Registrant)

Date: March 31, 2011	/s/ SHANNON ZIMMERMAN
Shannon Zimmerman
President and Chief Executive Officer